Exhibit 10.1

SECOND AMENDMENT TO SENIOR SECURED
REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE

THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE dated as of September 13, 2019 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of October 10, 2017 (the “Existing Credit Agreement”; as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of August 2, 2018, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, as of September 30, 2018, (i) Zions Bancorporation, Inc. merged with ZB, N.A., with ZB, N.A. as the surviving entity, and (ii) ZB, N.A. changed its name to Zions Bancorporation, N.A.  ZB, N.A. dba Amegy Bank now operates as “Zions Bancorporation, N.A. dba Amegy Bank”.

WHEREAS, the Borrower requests that the amount of the accordion be increased to permit a maximum of $250,000,000 in total Commitments;

WHEREAS, the Borrower further requests that the total Commitments be increased from $180,000,000 to $200,000,000;

WHEREAS, each Increasing Lender named in Article V hereof is willing on the terms and subject to the conditions hereinafter set forth, to increase their respective Commitment; and

WHEREAS, the Borrower requests that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1            Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Second Amendment Effective Date” is defined in Article VII.

Section 1.2             Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Existing Credit Agreement.

ARTICLE II

GENERAL AMENDMENTS

(a)            All references to “ZB, N.A. dba Amegy Bank”, in each case where it appears in the Credit Agreement and all other Loan Documents, shall hereinafter refer to “Zions Bancorporation, N.A. dba Amegy Bank”.

ARTICLE III
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Second Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article III.

(a)           Section 1.01 is amended to add the following new defined term in its appropriate alphabetical order:

“Second Amendment Effective Date” means September 13, 2019.

(b)           Clause (B) of Section 2.08(e)(i) is deleted in its entirety and replaced with the following clause:

“(B) immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $250,000,000.”

ARTICLE IV

COMMITMENT INCREASE REQUEST

On or before September 9, 2019, the Borrower irrevocably requested that the Commitments be increased from $180,000,000 to $200,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.08(e) of the Credit Agreement.

ARTICLE V

AGREEMENT TO INCREASE COMMITMENTS

Subject to the occurrence of the Second Amendment Effective Date (as hereinafter defined), the Commitments are increased on the Second Amendment Effective Date as follows:

Section 5.1             Increasing Lenders. CommunityBank of Texas, N.A. hereby agrees to increase its Dollar Commitment from $15,000,000 to $20,000,000. Woodforest National Bank hereby agrees to increase its Dollar Commitment from $15,000,000 to $20,000,000. Hancock Whitney Bank hereby agrees to increase its Dollar Commitment from $15,000,000 to $20,000,000. City National Bank, a national banking association, hereby agrees to increase its Dollar Commitment from $15,000,000 to $25,000,000. The foregoing Lenders in this Section 5.1 are referred to herein collectively, as “Increasing Lenders.”

Section 5.2            Commitment Increase. On the Second Amendment Effective Date, adjustments of Borrowings will be made in accordance with Section 2.08(e)(iv) that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule 1.01(b) attached hereto.

Section 5.3            Amendments. The last sentence of the definition of “Commitments” is deleted in its entirety and replaced with the following sentence: “The aggregate amount of all Dollar Lenders’ Commitments as of the Second Amendment Effective Date is $200,000,000.” Schedule 1.01(b) (Commitments) is amended and restated in its entirety in the form of Schedule 1.01(b) to this Amendment.

ARTICLE VI

BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

Section 6.1             No Default. No Default or Event of Default has occurred and is continuing.

Section 6.2             Representations and Warranties. The representations and warranties contained in the Credit Agreement are be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

ARTICLE VII
CONDITIONS TO EFFECTIVENESS

Section 7.1            Effective Date. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received:

(a)           counterparts of this Amendment duly executed and delivered on behalf of the Borrower, Required Lenders and each of the Increasing Lenders, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)           a Guaranty Assumption Agreement executed by SCIC – FBO Blocker 1, Inc., a Delaware corporation (“FBO Blocker”), and Administrative Agent;

(c)           a Guaranty Assumption Agreement executed by SCIC – Invincible Blocker 1, Inc., a Delaware corporation (“Invincible Blocker”), and Administrative Agent;

(d)           an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Amendment;

(e)            an Officer’s Certificate of FBO Blocker, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of FBO Blocker authorizing this Amendment, the Guarantee Assumption Agreement to be executed by it, and the other Loan Documents which will be executed by it, and the performance by FBO Blocker of its obligations hereunder, thereunder, and under the other Loan Documents to which it is a party;

(f)            an Officer’s Certificate of Invincible Blocker, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Invincible Blocker authorizing this Amendment, the Guarantee Assumption Agreement to be executed by it, and the other Loan Documents which will be executed by it, and the performance by Invincible Blocker of its obligations hereunder, thereunder, and under the other Loan Documents to which it is a party;

(g)           a Certificate of Existence and Good Standing of the Borrower and each Subsidiary Guarantor from its jurisdiction of organization; and

(h)           payment by the Borrower of all fees payable pursuant to the Second Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE VIII
MISCELLANEOUS

Section 8.1           Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 8.2             Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

Section 8.3            Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

Section 8.4             Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.5             Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.6             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.7           Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended and shall not be deemed to be an amendment to, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

[Signatures on Following Pages.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

Signature Page to Second Amendment – Stellus

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK
as Administrative Agent, Swingline Lender,
Issuing Bank and as a Lender

	By:	/s/ Ryan Kim
Ryan Kim
Vice President

Signature Page to Second Amendment – Stellus

CADENCE BANK, N.A., as a Lender

By:	/s/ Tim Ashe
Name: Tim Ashe
Title: Vice President

Signature Page to Second Amendment – Stellus

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick
Name: Jake Fitzpatrick
Title: Vice President

Signature Page to Second Amendment – Stellus

STIFEL BANK AND TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

Signature Page to Second Amendment – Stellus

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eva Pawelek
Name: Eva Pawelek
Title: Senior Vice President

Signature Page to Second Amendment – Stellus

COMMUNITYBANK OF TEXAS, N.A., as a Lender

By:	/s/ Stephen L. Jukes
Name: Stephen L. Jukes
Title: Executive Vice President

Signature Page to Second Amendment – Stellus

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Sushim R. Shah
Name: Sushim R. Shah
Title: Senior Vice President

Signature Page to Second Amendment – Stellus

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Eric Luttrell
Name: Eric Luttrell
Title: Senior Vice President

Signature Page to Second Amendment – Stellus

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Marc D. Galindo
Name: Marc D. Galindo
Title: Senior Vice President

Signature Page to Second Amendment – Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT TO

SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND COMMITMENT INCREASE

As an inducement to Administrative Agent and Lenders to execute, and in consideration of Administrative Agent’s and Lenders’ execution of, the Second Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of September 13, 2019 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC.,		SCIC – CC BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – SKP BLOCKER 1, INC.,		SCIC – HOLLANDER BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – APE BLOCKER 1, INC.,		SCIC – ICD BLOCKER 1, INC.
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC.		SCIC – FBO BLOCKER 1, INC.
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – INVINCIBLE BLOCKER 1, INC.
a Delaware corporation

By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson
Title: Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement to Second Amendment – Stellus

SCHEDULE 1.01(b)

Commitments

Lender	Total Commitment	Applicable Percentage
Zions Bancorporation, N.A. dba Amegy Bank	$30,000,000	15.00000000%
Cadence Bank, N.A.	$30,000,000	15.00000000%
Frost Bank	$30,000,000	15.00000000%
Stifel Bank and Trust	$15,000,000	7.50000000%
Texas Capital Bank, National Association	$10,000,000	5.00000000%
CommunityBank of Texas, N.A.	$20,000,000	10.00000000%
Woodforest National Bank	$20,000,000	10.00000000%
Hancock Whitney Bank	$20,000,000	10.00000000%
City National Bank	$25,000,000	12.50000000%
	USD $200,000,000.00	100.00%

Schedule 1.01(b) to Second Amendment – Stellus